Exhibit 99.1

Analyst Presentation Networked, Harmonized, Optimized, Live. March 2021 CC Neuberger Principal Holdings I

2 Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making th eir own evaluation with respect to the proposed business combination (the “Business Combination”) between CC Neuberger Principal Holdings 1 (“CCN”) and E2open, LLC (the “Company”). The information contained herein does not purport to be all - inclusive and none of CCN, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information con tained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or CCN . This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of CCN, the Company, or any of their respective affiliates. You should not construe t he contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described here in, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes sho uld inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company f rom purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securiti es, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition th at you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of CCN and the Company and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way pas sed upon them merits of the Business Combination or the accuracy or adequacy of this Presentation . Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relat e to future events or CCN’s or the Company’s future financial or operating performance. For example, projections of future Revenue, Pro Forma Adjusted EBITDA and other metrics are forward - looking statements. In some cases, you ca n identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of t hem or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by CCN and its manag ement, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurre nce of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against CCN, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to th e failure to obtain approval of the shareholders of CCN, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that ma y be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the antici pat ed benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and re tain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by ot her economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forwar d - L ooking Statements” in CCN’s final prospectus relating to its initial public offering dated April 23, 2020 . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein w ill be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Neit her CCN nor the Company undertakes any duty to update these forward - looking statements. Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principl es (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude i tems that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other mea sures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regardi ng certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial m easures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Please refer to footnotes wh ere presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in acc ord ance with GAAP . This Presentation also includes certain projections of non - GAAP financial measures. Due to the high variability and difficulty i n making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certa in amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliat ion of the forward - looking non - GAAP financial measures is included.

3 Disclaimer (Cont’d) Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue and Pr o F orma Adjusted EBITDA, for the Company's fiscal years 2021 through 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of the ir inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being nec ess arily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncert ain ties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the res ults contained in the prospective financial information will be achieved . Actual results may differ as a result of the completion of the Company's quarter - end closing procedures, review adjustments and other d evelopments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward - looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor CCN’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have the y e xpressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data In this Presentation, CCN and the Company rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable. Neither CCN nor the Company has independently verified the accuracy or completeness of any such third - party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the propert y o f their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the Œ , ℠ , ©, or ® symbols, but CCN and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the proposed Business Combination, including the domestication of CCN as a Delaware corporation, CCN inten ds to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement and a preliminary prospectus of CCN, and after the registration statement is declared effective, CCN will mail a definitive proxy s tat ement/prospectus relating to the proposed Business Combination to its shareholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intend ed to form the basis of any investment decision or any other decision in respect of the Business Combination. CCN’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospect us and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about CCN, the Compa ny and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of CCN as of a record date to be esta bli shed for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, wit hou t charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: CC Neuberger Principal Holdings 1, 200 Park Avenue, New York, NY 10166 . The included preliminary financial information for the quarter ended November 30, 2020 is subject to completion of the Compan y’s quarter - end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter - end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the C omp any’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed a ny opinion or any other form of assurance on the preliminary financial information. Participants in the Solicitation CCN and its directors and executive officers may be deemed participants in the solicitation of proxies from CCN’s shareholder s w ith respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CCN is contained in CCN’s final prospectus related to its initial public offering dat ed April 23, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CC Neuberger Principal Holdings 1, 200 Park Avenue, New York, NY 10166. Additional information rega rdi ng the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies fro m t he shareholders of CCN in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be inclu ded in the proxy statement for the proposed Business Combination when available. Safe Harbor Statement Please remember that during the course of this call, the CC Neuberger Principal Holdings I and E2open teams may make forward - loo king statements within the meaning of the Federal Securities Laws. These statements are based on their current expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially fro m t hose described in these forward - looking statements. Please refer to the CC Neuberger Principal Holdings I filings with the Securities and Exchange Commission, the accompanying presentation, and the company's press release issued today for a d etailed discussion of the risks that could cause actual results to differ materially from those expressed or implied in any forward - looking statements made today. Please note that during this call and in the accompanying presentation, management will refer to certain non - GAAP financial meas ures, such as Adjusted Gross Profit, Adjusted EBITDA, Pro Forma Adjusted EBITDA, among others. While the company believes these non - GAAP financial measures provide useful information for investors, the presentation of this informatio n is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to today's presentation available on CC Neuberger Principal Holdings’ website and filed wi th the SEC on its website for a reconciliation of the non - GAAP financial measures to the most comparable measures prepared in accordance with GAAP. In addition, this presentation also includes certain projections of non - GAAP financi al measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertained or accessible, CC Neuberger Principal Holdings I is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP measure without unreasonable effort. Consequently, this presentation does no t i nclude disclosure of estimated comparable GAAP measures and no reconciliation of the forward - looking statement, forward - looking non - GAAP financial measures is included.

4 Today’s Participants CC Neuberger Principal Holdings I E2open Michael Farlekas President & CEO 25 year supply chain software executive with operational, commercial and leadership expertise Pawan Joshi, PhD EVP, Products & Strategy 24+ years of senior finance and leadership positions Founder & CEO 30+ years of investment and private equity experience, including 25 years at Blackstone Chinh Chu EVP, Corporate Development 16 years of investment and private equity experience across different industries Douglas Newton Director 27 years of public market investing experience, including 20 years at Neuberger Berman Charles Kantor Jarett Janik CFO 17+ years at E2open with expertise in supply chain strategy, operations and technology

Unique Exposure to Attractive Tailwinds Large and growing TAM with significant white space (>85%) Secular tailwinds underpinning durable growth for supply chain management (SCM) software Extremely High Quality Business End - to - end, 100% cloud - based SaaS platform Unique, proprietary self - reinforcing network and data Extremely compelling value proposition for customers Mission - critical, embedded solutions Sticky, long - term blue - chip customer relationships Compelling Entry Valuation Attractive entry valuation Substantial upside compared to peers Significant Sponsor Value Creation Opportunity Revenue growth acceleration Accretive a cquisitions – transformative and tuck - in Data and analytics – Dun & Bradstreet experience Investor communication as a business strategy Investment Thesis 1 ~$45bn TAM represents combined TAM from North America and Europe. TAM is based on bottoms - up build by industry, company size and level of supply chain complexity. 2 Management estimate of normalized churn, excluding the impact of acquisition and COVID - 19 related churn. 3 FY22E is used for E2open given its February FYE. Adj. EBITDA represents Pro Forma Adj. EBITDA for E2open. 4 SCM Tech peers include Descartes Systems, Kinaxis, Manhattan Associates and SPS Commerce. Market data as of 11/27/2020. $ 45bn+ TAM 1 12%+ TAM CAGR ( ’21E - ’24E) 1 2 3 Revenue Growth Acceleration Accretive Acquisitions Data and Analytics 3 4 7.0 x 21.3 x 11.7 x 41.8 x EV / CY21E Revenue EV / CY21E Adj. EBITDA E2open SCM Tech Investor Comm. 3 4 5 ~95% Gross Retention²

Sponsor Value Creation Strategy 6 Revenue Growth Acceleration Accretive Acquisitions Data and Analytics Existing Customers – Deepen penetration: pursue $ 1 billion of white space in installed base New Logos – Sales force investments and enhancements – Strategic channel partnerships – Sponsor relationships and network Price value maximization Numerous actionable opportunities – 3 large and transformative – Long list of smaller tuck - ins Highly accretive – Significant cost synergies – Revenue acceleration Enhance strategic positioning: product offering, data and network capabilities and customer / geographic penetration Add customers and applications to enhance cross - sell opportunity Public currency and de - levered balance sheet create greater flexibility Significant experience and expertise from Dun & Bradstreet Provide additional value to customers, leveraging proprietary network and data Strengthen network effects of business model Significant revenue opportunity – conservatively not included in projections Investor Communication as a Business Strategy Proper positioning of company to ensure linkage between market value and intrinsic value – Embed appropriate conservatism in guidance – Provide broad financial ranges – Focus on longer - term growth and KPIs Elevate ESG positioning by emphasizing heightened transparency and accountability We are actively progressing on these initiatives pre - closing and continue to work collaboratively with management to execute on the substantial value creation opportunity

7 Select Board of Directors Nominees President of Dun & Bradstreet (NYSE:DNB) Co - founder of Motive Partners Former President and CEO of Interactive Data Corporation Held various command and staff positions in the US Army BS from the US Military Academy and an MBA, MA, MPHIL and PhD from Yale University Stephen Daffron Director Nominee Eva Huston Director Nominee Chief Strategy Officer of Duck Creek Technologies (NASDAQ:DCT) Former CFO, Treasurer, Chief Knowledge Officer, and Head of Investor Relations at Verisk Analytics Previously, Managing Director in TMT investment banking at JP Morgan BS in Foreign Service from Georgetown University

Transaction Summary Enterprise Value of $ 2.57bn 1 based on 21.3x FY22E Pro Forma Adj. EBITDA of $ 121mm (February FYE) Transaction will be structured as an Up - C with the Company entering into a customary tax receivable arrangement with existing E2open owners as part of the transaction Existing E2open owners will retain approximately 60% of their current stake, will own 36% of the PF company and will be issued 16 million RSUs, 10 million vesting at $13.50 and 6 million vesting at $ 15.00 CC Neuberger to convert 2.5 million Founder Shares into Performance Shares vesting at $13.50 Expected transaction closing in CY Q1 2021 Pro Forma Valuation ($ in mm) Expected Cash Sources and Uses ($ in mm) Pro Forma Ownership 5 Valuation and Leverage Multiples 1 Enterprise value calculated based upon $ 2,240mm equity value and $325mm of net debt based on the expected capital structure at close of transaction and assumes no redemptions from PCPL trust account. Equity value includes 224mm shares outstanding. Excludes shares underlying warrants ($11.50 strike price ). Ascribes no value to net present value of net operating losses or other potential attributes. 2 Assumes no redemptions from PCPL trust account. 3 Including prepayment penalties and ticking fees, if any. 4 Includes financing fees and Original Issue Discount. 5 Based on a PF share count of 224mm. Fully distributed ownership figures do not reflect impact from RSUs, warrants or management options and assume no redemptions. 6 Based on FY22E Pro Forma Adj. EBITDA. CC Neuberger Illustrative Share Price $ 10.00 Pro Forma Shares Outstanding ( mm) 1 224 Equity Value $ 2,240 Net Debt 1,2 325 Enterprise Value 1 $ 2,565 SPAC Cash in Trust 2 $ 414 Forward Purchase Agreement 200 PIPE Investment 695 Total Sources $ 1,309 Cash to Existing E2open Owners $ 638 Net Debt Paydown 2,3 609 Transaction Fees & Expenses 4 63 Total Uses $ 1,309 FY22E Revenue Multiple 7.0 x FY22E Pro Forma Adj. EBITDA Multiple 21.3 x Fiscal Year Ending in February PF Net Leverage 2,6 2.7 x 8 Existing E2open Owners 36% PIPE Shareholders 31% SPAC Shareholders 18% FPA Sponsor 9% SPAC Founders 6%

Company Highlights Financial Overview Valuation Overview Appendix I II III IV 9

10 Build the most comprehensive and capable end - to - end global supply chain software ecosystem combining networks , data and applications to deliver enduring customer value Our Mission E2open Orchestrates Global Supply Chains for the World’s Largest Companies

11 E2open at a Glance $ 367mm FY22E Revenue 83% FY22E Subscription Revenue 33% FY22E Pro Forma Adj. EBITDA Margin ~107 % Net Retention 1 ~95% Gross Retention 1 Multi - enterprise network combining data with best - in - class intelligent applications First mover advantages from data connectors and harmonization Integrated cloud platform delivering meaningful ROI across supply chain Long - term relationships with blue - chip, large enterprise customer base 14 years Top 100 Customer Average Tenure 2 8bn+ Transaction Data Points Captured Annually 220k+ Number of Trading Partners $ 1 bn+ White Space Opportunity With Existing Customers $45bn+ TAM with >85% White Space Opportunity 3 Note: Fiscal year ending 2/28. 1 Management estimate of normalized churn excluding acquisition - related and COVID - 19 related churn. 2 Average customer tenure based on weighted ARR. 3 $ 45bn+ TAM includes only the company’s current core markets of North America and Europe. TAM is based on bottoms - up build by industry, company size and level of supply chain complexity . 73% FY22E Adj. Gross Margin 1 2 % TAM CAGR (’21E - ’24E) 100% Cloud - Based SaaS Platform

12 Diversified and Sticky Blue - Chip Customer Base With Proven Wallet Share Expansion Strong Network Effects Enhanced by Flexible and Integrated Data Model Category - Defining End - to - End Provider of Mission - Critical Software Attractive Industry Tailwinds and Large TAM With Significant White Space Multiple Ways to Win With Significant Growth Opportunities Company Highlights 4 3 2 1 5 World - Class Management Team

Extensive and Growing TAM With Significant White Space >85% White Space Source: Based on bottoms - up build by industry, company size and level of supply chain complexity. 1 Represents mid - market, enterprise and large - enterprise TAM. 2 Represents industries with low supply chain penetration (e.g. agriculture ). Manual and Excel - Based Solutions Home - Grown Solutions 13 North America and Europe TAM $7bn $27bn $45bn+ (12%+ ’21E - ’24E CAGR) Core SCM Market 1 $ 12bn Professional Services & Support Other 2 Total North America and Europe TAM

Manufacturing Has Evolved and Increased in Complexity 14 Boeing 787 Supply C hain Cars out Iron ore in… x 2mm+ Parts x ~ 500 Suppliers x ~ 10 Countries Decentralized Across Trading Partners CHINA Chengdu Shenyang Melbourne Sydney Charleston Nagaya Frederickson Chula Vista Tulsa Wichita JAPAN Winnipeg CANADA Derby Linköping SWEDEN ITALY FRANCE Foggla Grottaglie Toulouse Gloucester Wing - tip pieces shipped from South Korea to Japan FROM AUSTRALIA Moveable trailing edges and inboard flaps shipped to Everett FROM ASIA Vertical fin leading edge and rudder shipped from China to Frederickson Wing - to - body fairing panels shipped from China to Winnipeg Wing box assembled Vertical fin assembled in Frederickson and trucked to Everett FROM THE MIDWEST Nose section assembled in Wichita and flown to Everett Engine pylons moved by rail from Wichita to Everett Movable leading edges moved by raid from Tulsa to Everett FROM THE SOUTHEAST Mid - and rear - fuselage sections assembled in Charleston and flown to Everett Rear - fuselage assembled Midfuselage assembled Pylon fairing and main landing gear doors moved by rail to Everett Main landing gear flown from Gloucester to Everett Fixed leading edges shipped from Tulsa to Japan FROM EUROPE Horizontal stabilizer flown from Italy to Everett Fueselage sections from Italy to Charleston Major parts traveling to Everett City of origin Pieces traveling to be assembled into larger parts Everett EVERETT Fuselage sections flown from Japan to Charleston Forward cargo door from Linköping to Wichita Passenger entry doors shipped from Toulouser to Charleston Tail cone shipped from South Korea to Everett Harbin SOUTH KOREA Nose landing gear from Gloucester to Wichita River Rouge Plant Ford Motor Company (c. 1947) Manufacturers have transitioned from owning the production lifecycle… …to orchestrating a disparate manufacturing, distribution and selling process Source: Management estimates.

Industry Transformation Has Introduced New Challenges 15 Sample Legacy Architecture Sales and Operations Planning Demand Planning Supply Planning Response Planning Order Promising ERP - 2 Master Data Management CRM & Order Capture Portal Product Configurator Data Hub ERP - 3 Customer Master Product Master Supply Planning EDI Connections Internet Supplier Collaboration Enterprise Data Warehouse Supplier Collaboration Simulation Order fulfillment Source execution Stock refurbishment EMS Partner Collaboration Inventory Optimization (Internal & External) Supply Chain Opportunity data Internet Data Warehouse CRM Retail Sales & Inventory Distribution Sales & Inventory Sales Channels Plan data NAIP ERP - 1 Internet EDI & Rosettanet Disparate Point Solutions Siloed Data and Processes Inaccurate and Outdated Data Lack of Visibility Key Issues for Supply Chains Today

x Connected Industry Transformation Has Introduced New Challenges (Cont’d) 16 x Harmonizes x Real - Time x Integrated Key Issues for Supply Chains Today Disparate Point Solutions Siloed Data and Processes Inaccurate and Outdated Data …and flexible communication capabilities… …providing clean data … … feeding end - to - end supply chain applications A comprehensive network to connect supply chain players… Lack of Visibility E2open’s Approach Need for connected data Globalization Economics of digital supply chains Agile, outsourced, asset - light Product complexity Long - Term Secular Trends

Strong V alue P roposition Driving Sustainable Competitive Advantage 17 Single interface for all participants Harmony Connected, artificial intelligence / machine learning - driven algorithmic applications Applications Ability to harmonize and synchronize disparate data Data Connections to sources of data and content across 220k + enterprises Network E2open’s Sustainable C ompetitive Advantage

Unique and Differentiated Platform 18 SUPPLY CHAIN DIGITAL TWIN Network – Connectivity with and visibility into trading partners Data – Harmonize and synchronize disparate data Applications – AI / ML - based, unified end - to - end decision - making Harmony – Collaboration through a unified visual experience

Vast Global Trade Network Developed Over 20+ Years 19 8bn + Transactions Annually by 220,000+ Enterprises Demand Ecosystem Global Trade Ecosystem Supply Ecosystem Logistics Ecosystem 2mm Resellers $2bn Claims processed per quarter 40mm Channel sales transactions per month 94mm Channel inventory transactions per month 12mm Annual export pre - customs entry lines 92mm Daily restricted party list screenings 183 Countries covered 15mm Free trade aggregate bill of materials qualifications annually 61mm Orders 58mm Shipments 17mm Invoices 480k Supply and manufacturing nodes 26% o f global bookings 46mm Containers tracked per month 9mm Bookings per month 17mm Bills of lading per month Source: Management estimates.

Proprietary Integrated Data Model Connecting a Vast Network 20 Demand Sensing Business Planning Collaborative M anufacturing Supply M anagement Channel Shaping Transportation & Logistics Global Trade Management Software Harmonizing Data Connect to adjacent ecosystems and trading partners on other networks E xternal P artners Internal Systems Trading Partners Raw Materials Supplier Ocean Transportation Manufacturing Site Retailers Consumers / Partners Point Solutions ERP CRM x x x Depth: Data accepted in any format – no standards necessary Speed: AI h armonizing and synchronizing data in real - time Intelligent Applications Breadth: Ability to translate data from any source across a customer’s supply chain E2open has devised an elegant and simple solution to solve complex data problems

End - to - End Supply Chain Solutions 21 Examples of Value C reated • Systems consolidation from 70 to 6 • $40mm savings over 2 years • 30 - 40% increase in near - term forecast accuracy • $100mm+ reduction of inventory • $100 mm+ in annual spend reduction • Achieved near real - time visibility of all material movements • Helped save $400mm in duties – on average 10 - 15% • Grew FTA utilization from 4 to 28 in 18 months • Reduce operational cost for shipper by 25% • Asset utilization for carrier improves by 8%+ • Raised inventory accuracy from 85% to 99% • Eliminated $15mm / year in non - compliance and audit charges • 20% inventory costs reduction in certain segments • 10% productivity gain with process re - engineering • Visibility into downstream channel data to optimize supply chain performance • Monitor & orchestrate all channels: retail, distributor and online • Forecast demand across all horizons • Incorporate key data and collaborate with customers • Scenario - based planning and execution capabilities • Balance demand, supply, inventory and financial targets • Automate import and export processes • Facilitate cross - border operations and reduce broker fees • Orchestrate the movement of goods by connecting every party to critical trade and logistics data • Book directly with carriers via TMS • Visibility for all manufacturing activities – internal and external • Monitor key metrics across manufacturing and fulfilment • Orchestrate the extended multi - tier supply ecosystem • Ensure complete continuity of supply Channel Shaping Business Planning Global Trade Management Collaborative Manufacturing Supply Management Demand Sensing Transportation & Logistics Intelligent Applications End - to - End Process Orchestration

Built to Serve All Verticals and Optimized for Complexity Source: Management estimates. Note: Potential variability among firms in SCM sophistication within each industry vertical . 22 Core E2open vertical Sophistication i n SCM Basic SCM Customers Point on Digital S upply C hain J ourney Evolving SCM Customers Sophisticated SCM Customers Agile planning for demand complexity pressures Increasing supply chain complexity pressures Asset - light supply complexity supply chain pressures Utilities Chemicals Healthcare Oil and gas Retail Food & Beverage CPG Aerospace High Tech Industrial All verticals are becoming increasingly complex and demanding a multi - enterprise approach E2open is optimized to serve at the inflection point of supply chain complexity and sophistication

Widely Recognized and Differentiated Leader 23 Source: Gartner, IDC & Nucleus Research, as of 4/20, 12/18 and 9/19 respectively. Magic Quadrant for Multi - Enterprise Supply Chain Business Networks Worldwide, Multi - Enterprise Supply Chain Commerce Network Vendor Assessment Control Tower Multi - Enterprise MarketSpace Multi - Enterprise Magic Quadrant Control Tower Value Matrix Recognized as a Leader Recognized as a Leader Recognized as a Leader Multi - enterprise platform that combines network, data and applications to differentiate E2open as a clear leader

Marquee Blue - Chip Customer Base 24 Note: Metrics as of FY20A. 1 Includes Aerospace and Defense / Automotive. 2 Includes CPG, Apparel, Footwear and Retail. 3 Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non - Profit, Pharmaceuticals and Biotech . Industrial 1 Consumer 2 Other 3 Transportation $1.5mm+ Top 100 Customers Average Subscription Revenue 125 + Customers With $10bn+ in Annual Revenue 1,000+ Total Customers Technology

25 Compelling Value Proposition for Customers Driving Significant ROI Cut forecast error by 40% and reduced inventory by 35%; every product forecasted every day, using machine learning / artificial intelligence 10 - 20% Inventory Reductions 15 - 50% Improvement in Forecast Accuracy $ 300mm in savings over 3 years , almost half inventory - related 50% Direct Materials Procurement Operating Cost Reductions 50 - 75% Expediting Cost Reductions Execution reduced to 7 days from 8 weeks ~15% Supply Chain Staff Reductions (~150 FTE baseline) High - Growth, Large Scale Consumer Technology Platform Source: Management estimates. Leading Consumer Packaged Goods Company Leading High - Tech Company

20% 18% 15% 27% 21% Technology Transportation Consumer¹ Industrial² Other³ 26 Diverse, Long - Tenured Customers Source: Management estimates of pro forma FY20A ARR. Note : Average customer tenure based on weighted ARR. ¹ Includes CPG, Apparel, Footwear and Retail. ² Includes Aerospace & Defense / Automotive. ³ Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non - profit and Pharma a nd Biotech. (FYE 2/28, $ in millions) Average # of SKUs Per Customer Base 4.0 5.2 6.6 7.9 9.3 % of Total Customers Diversification by Industry and Product Family Average Customer Tenure (Years ) ARR by Product Family % of Total ARR % of Total Subscription Revenue 63% 48% 40% 77% 34% 33% 21% 20% 17% 9% 16% 19% 21% 21% 22% Demand Sensing & Business Planning Collaborative Manufacturing & Supply Management Global Trade Management Transportation Channel Shaping 14.3 14.8 15.4 15.7 16.1 Top 100 Top 50 Top 25 Top 15 Top 10

Partnerships / New Sales Channels Sales Force Optimization ▪ Improved large account coverage ratio by 20%, utilizing inside sales for renewals ▪ Investing in elite, hunter sales force over the next 5 months 27 Organic Growth Acceleration Building Blocks Expanding Sales Force ▪ 40% growth in 1H FY21E ▪ 276% growth in existing customer pipeline from Q2 FY18A to Q4 FY20A ▪ 248% growth in new customer pipeline from Q2 FY18A to Q4 FY20A Expanding Pipeline ▪ Expansion from 3 to 7 application families to help drive cross - sell and upsell over the past 3 years ▪ Detailed roadmap of product development Expanding Product Offerings Key Management Focus Steady - state target organic subscription revenue growth of 11 - 12% Data and Analytics Pricing Optimization

▪ Proven track record of successful integration and synergy realization ▪ Pursue numerous actionable targets — Transformative — Tuck - In ▪ Robust tech stack facilitates seamless integration ▪ Sales force investments and incentives ▪ Strategic partnerships ▪ Increase penetration in core industries and accelerate momentum in expansion industries ( CPG, retail, pharma) ▪ Expansion of channel reseller and partner network ▪ Cross - sell / upsell installed base — Ability to double revenue without new logos, new products or M&A — $1bn+ white space within existing customers — 51% of existing customers use only 1 SKU ▪ Price value maximization opportunity 28 Multiple Levers to Continue Accelerating Growth Expand Within Existing Customers A Growth Acceleration Plan Win New Customers B Continue Strategic Acquisitions C

29 $1bn+ Existing Customer White Space Opportunity Transportation & Logistics $298 Channel Shaping 247 Collaborative Manufacturing & Supply Management 210 Global Trade Management 173 Demand Sensing & Business Planning 151 Total $1,080 A Recent acquisitions have significantly increased the number of single SKU customers, representing a significant cross - sell opportunity Existing Customer White Space Opportunity ($mm) E2open has significant organic runway within its installed base, which has translated into substantial pipeline growth and expected accelerated revenue growth Source: Management estimates. ¹ A s of FY20A. Excludes customers with less than $50k ARR. 51% 24% 26% 1 SKU 2 SKUs 3+ SKUs % of Total Customers¹

30 Increasing Wallet Share Within Existing Customer Base Proven land and expand track record as customers realize increasing value from E2open’s end - to - end solutions FY18 FY20 FY18 FY20 FY18 FY20 FY18 FY20 A Source: Management estimates. Note: Fiscal Year ending 2/28. ARR Increase in Existing Customers Market - Leader, Multinational Consumer Products Manufacturer Leading Industrial Products Manufacturer Comprehensive Internet Technology Platform Key Player in Computer Technology

31 Winning New Logos – Case Study  Standalone  With E2open Reliant on manual processes Comprehensive system around Business Planning solution from E2open Expensive cost structure from rapid growth  10 - 15% reduction in inventory carrying costs  Close time decreased from 8 weeks to 7 days Extended average close time of ~8 weeks Need for large logistics / supply chain dedicated staff Dedicated staff reduced Excel - based solutions are inefficient and error - prone Significant visibility into entire supply chain Product Costs Efficiency Data B High - Growth, Large Scale Consumer Technology Platform Source: Management estimates.

32 Continue Strategic Acquisitions Key Acquisition Criteria Acquisition Strategy Revenue Acceleration Platform Integration Mission - Critical Solutions in Core Markets Complementary Cloud Applications With Minimal Product Overlap New Customer Relationships in Vertical or Geographic Markets TAM Expansion Proprietary Data and Network Expansion x x x x x Cost Optimization C Strategic Accelerate Top - Line Growth and Scale Accretive to Cash Flow and Earnings Meets Target Return Synergy and Operating Efficiency Opportunities x x x x Financial

33 INTTRA – M&A Case Study Strategic Rationale Manages 26% of global freight Ocean freight visibility expanded end - to - end supply chain coverage New logistics market for cross - sell and upsell Greater ability to serve transportation carriers and other logistics service providers Significant increase in ocean shipping and associated data rights E2open has built a platform that can efficiently and successfully integrate data, technology, products and people, generating compelling synergies and accelerating growth C Source: Management estimates. Supply Ecosystem Logistics Ecosystem Demand Ecosystem Financial Rationale Increased run - rate subscription revenue by ~30% 30% increase to Adj. EBITDA Paid <10x Pro Forma Adj. EBITDA multiple Achieved 127% of planned cost synergies

World - Class M anagement Team Peter Hantman Chief Operating Officer & Executive Vice President, Global Business Units Jarett Janik Chief Financial Officer Joe Olson Executive Vice President & Chief of Customer Operations Michael Farlekas President & Chief Executive Officer 34 Debbie Smith Executive Vice President, Human Resources & Training Laura L. Fese Executive Vice President & General Counsel Pawan Joshi Executive Vice President, Product Management & Strategy Mike Verdeyen Executive Vice President, Product Development & Infrastructure

35 Diversified and Sticky Blue - Chip Customer Base With Proven Wallet Share Expansion Strong Network Effects Enhanced by Flexible and Integrated Data Model Category - Defining End - to - End Provider of Mission - Critical Software Attractive Industry Tailwinds and Large TAM With Significant White Space Multiple Ways to Win With Significant Growth Opportunities Company Highlights 4 3 2 1 5 World - Class Management Team

Company Highlights Financial Overview Valuation Overview Appendix I II III IV 36

37 Industry Leading Profitability With Exceptional Free Cash Flow 4 Scalable Cost Structure With Structural Operating Leverage 3 Multiple Drivers of Sustainable Organic Growth 2 Highly Durable, Recurring and Predictable Revenue Model 1 Financial Highlights

E2open Continues Momentum in FY Q3 2021 Despite the continued impact of COVID - 19 on the business environment, E2open demonstrated the resiliency of its business model, growth, and momentum in Q3 — Subscription organic revenue year - over - year growth of 5% — Advanced stage pipeline 1 year - over - year growth of 39% — PF Adjusted EBITDA margin improvement of ~14% to 34% YTD Q3 included several new logo wins and continued execution of substantial cross - sell and up - sell opportunity with existing customers Ongoing progress on transformative and tuck - in acquisition opportunities 38 1 Advanced stage pipeline is pro - forma for acquisitions. Q3 performance strongly supports reiteration of guidance for FY 2021 with continued momentum driving further confidence in FY 2022

$134 $139 1H FY20PF 1H FY21PF $219 $266 FY17PF FY20PF 39 Demonstrated History of Consistent Organic Growth 1 Figures exclude revenue from known subscription churn at the time of acquisition. (FYE 2/28, $ in millions) Subscription Revenue Organic Growth 1 $67 $70 Q3'20 Q3'21

$45 $84 YTD Q3'20 YTD Q3'21 $151 $177 YTD Q3'20 YTD Q3'21 40 Strong Growth and Profitability YTD in FY 2021 (FYE 2/28, $ in millions) Revenue ($mm) Adj. Gross Profit ($mm) PF Adj. EBITDA ($ mm) YoY Revenue Growth - 13% 84% % Subscription Revenue 80% 71% 68% % Margin 34% 20% % Margin YoY Subscription Revenue Growth - 18% Acquisition integration and consistent organic growth drive continued topline performance Adjusted Gross Profit and PF Adjusted EBITDA margin improvements reflect the realization of synergies from historical acquisitions YoY Adj. Gross Profit Growth - 17% YoY PF Adj. EBITDA Growth - 86% $221 $249 YTD Q3'20 YTD Q3'21

83% 41 Continued Momentum Supports Reiteration of Guidance Source: Management estimates. Note: Fiscal Year ending 2/28. Dollars in millions. Revenue ($mm) Adj. Gross Profit ($mm) PF Adj. EBITDA ($mm) YoY Revenue Growth - 10% 10% 80% 83% % Subscription Revenue 69% 72% 73% % Margin 21% 31% 33% % Margin YoY Subscription Revenue Growth - 15% 9% $305 $335 $367 FY20A FY21E FY22E $209 $242 $268 FY20A FY21E FY22E $64 $105 $121 FY20A FY21E FY22E YoY Adj. Gross Profit Growth - 16% 11% YoY PF Adj. EBITDA Growth - 64% 15% (FYE 2/28, $ in millions)

Supply chains globally experienced disruptions driven by COVID - 19 uncertainty Q1 close rate declined as customers delayed investment decisions Subscription revenues remained resilient given long - term SaaS contracts Professional services revenue more acutely impacted by delayed new implementations Slight uptick in churn Resiliency Through COVID - 19 Initial Impact E2open Response Long - Term Tailwinds Pipeline currently at all - time high Increased connectivity with C - suite executives Improved collection process from customers resulted in NWC benefits Reduced overhead expenses from lower travel, marketing and variable facilities spend Global supply c hain disruptions increase demand for: — Supply chain r esiliency — Predictive risk m anagement — Distributed supply chain networks — Technology - enabled automation 42

43 Target Leverage Policy 3.0x Normal Target Range 4.0x Factors Influencing Leverage Investment Opportunities Equity Valuation Multiple Debt Structure Executed Low Favorable Anticipated High Unfavorable Debt Maturity Long - Term Near - Term Equilibrium leverage target range balances financial flexibility with an efficient capital structure Net Debt / Pro Forma Adj. EBITDA

106% 107% FY19A FY20A 95% 94% FY19A FY20A 44 Note : Fiscal Year ending 2/28. FY19A and FY20A Gross and Net Retention adjusted for acquisition related churn. 1 Customers reflect data as of FY20A. 2 Beginning balance, upsell / cross - sell, downsell and churned customer as a % of beginning ARR. Strong Performance on Key Metrics 68% 7% 25% 93% 2% 5% 5+ Years 3 – 4 Years 1 – 2 Years % of Customers % of ARR Gross Retention 2 Net Retention 2 Customer Tenure 1 Network Growth (000s) 494 523 FY19A FY20A Users

Significant Visibility Into Future Years 45 $305mm FY22E Subscription Revenue Revenue under contract through FY22E SaaS - based model with average 3 - year contracts 2H FY21E and FY22E go - get $209mm $37mm Note: Fiscal Year ending 2/28. 1 Net of expected churn. 88% Visibility Into FY22E Subscription Revenue $59mm Historical gross retention of ~95% Expected FY22E renewals 1 Historical net retention of ~107%

Attractive Long - Term Financial Profile Long - Term Organic Growth Model Additional Potential Upside From Acquisitions 46 Revenue Growth Pro Forma Adj. EBITDA Growth Pro Forma Adj. EBITDA Margin Capex as a % of Revenue 10%+ Teens % High - 30%’s 5 - 6% Adjusted Gross Profit Margin Mid - 70%’s NWC Source of Cash as a % of Revenue Low to Mid Single Digits

Company Highlights Financial Overview Valuation Overview Appendix I II III IV 47

Scale and Offerings Enterprise Value ($mm) $2,565 $4,892 $3,898 $6,195 $3,503 CY21E Revenue ($mm) 367 375 257 605 339 CY21E Adj. EBITDA ($mm) 121 154 62 133 94 # of Employees 2,400+ 1,550+ 550+ 3,400+ 1,360+ # of Customers 1,000+ 20,000+ 100+ 1,200+ 90,000+ Solution Offerings Comprehensive End - to - End (Execution, Planning, Procurement) Execution Planning Execution Procurement Proprietary Network SaaS Subscription - Based Cloud - Based Deployment Financial Metrics CY21E Revenue Growth CY21E Adj. Gross Profit Margin CY21E Adj. EBITDA Margin Operational Benchmarking Note: Market data and consensus estimates as of 11/27/2020. FY22E for E2open is used as a proxy for CY21E. 48 33% 41% 24% 22% 28% Median: 26.0% 73% 74% 70% 54% 69% Median: 69.7% 10% 10% 15% 5% 9% Median: 9.7%

Valuation Benchmarking Note: Market data and consensus estimates as of 11/27/2020. FY22E for E2open is used as a proxy for CY21E. ¹ E2open multiples assume a $2.57bn EV. CY21E EV / Revenue CY21E EV / EBITDA 1 1 49 7.0 x 13.0 x 15.2 x 10.2 x 10.3 x Median: 11.7x 21.3 x 31.7 x 62.8 x 46.5 x 37.2 x Median: 41.8x

50

Company Highlights Financial Overview Valuation Overview Appendix I II III IV 51

E2open is the Only P latform C ombining End - to - End A pplications W ith the Largest N etwork , Producing Decision - Grade D ata 52 The only network with planning and execution capabilities Connections to sources of data Harmonize and synchronize data Connected, AI driven algorithmic applications Unified platform for all participants Global import / export and duty management data anning competitors are niche players with a specific vertical focus Execution players lack software capabilities or focus on simply TMS or WMS Network players cannot match the connectivity complexity and data exchange ability of E2net x x x x Competitors deliver point solutions without real - time access to data x Demand & Supply Planning Applications matching supply to demand Supply Chain Execution Applications coordinating logistics Global Network Enabling communication and collaboration

$201 $305 $335 $367 FY19A FY20A FY21E FY22E $ 42 $64 $105 $121 FY19A FY20A FY21E FY22E $ 139 $ 209 $ 242 $268 FY19A FY20A FY21E FY22E 53 Industry Leading Growth and Profitability Source: Management estimates Note: Fiscal Year ending 2/28. (FYE 2/28, $ in millions) Revenue ($mm) Adj. Gross Profit ($mm) PF Adj. EBITDA ($ mm) YoY Revenue Growth - 52% 10% 10% 80% 83% 83% % Subscription Revenue 76% 69% 72% 73% 69% % Margin 21% 31% 33% 21% % Margin YoY Subscription Revenue Growth - 59% 15% 9%

FYE February, $ in millions 2019A 2020A 2021E 2022E Gross Profit $128 $184 Depreciation and Amortization 12 25 Adj. Gross Profit $139 $209 $242 $268 Net Income / (Loss) $(30) $(101) Interest expense, net 22 66 Income Tax Expense (8) (7) Depreciation and Amortization 34 60 EBITDA $18 $18 Non-Cash Adjustments 2 - Acquisition-Related Adjustments 15 25 Non-Recurring / Non-Operating Costs 4 6 Unit-Based Compensation 8 19 Adj. EBITDA $47 $69 $104 $126 Adj. EBITDA $47 $69 $104 $126 Public Company Costs (5) (5) (5) (5) Acquisition Synergies - - 6 - Pro Forma Adj. EBITDA $42 $64 $105 $121 Gross Profit EBITDA Non - GAAP and Pro Forma Reconciliation 54 Note: May not sum due to rounding. 1 Includes gains / loss on investments. 2 Includes transaction - related expenses, professional fees and non - recurring integration costs for historical acquisitions. 3 Includes primarily non - recurring professional fees and legal expenses associated with refinancing activities, accounting policy changes and other non - recurring / non - operating costs. 4 FY20A includes non - recurring items related to the acquisition of Amber Road and acceleration of vesting for terminated executives as p art of integration. 1 2 3 Non - GAAP Reconciliation Pro Forma Reconciliation 4 w60 w93w94 w95w117 w118 w119 w134 w135 w136 w137 w138 w147w150 d1 d2 d13

55 Quarterly Financial Information 1 Note: May not sum due to rounding. 1 Q4 2020 includes the revenue recognition impact associated with two contract modifications. Income Statement (Actual Results Per GAAP) FYE February, 2020A 2021A $ in millions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Subscription Revenue $49 $60 $67 $68 $70 $69 $70 Professional Services Revenue 13 15 16 17 13 13 14 Total Revenue $62 $75 $83 $85 $83 $82 $84 Subscriptions $12 $15 $16 $16 $14 $15 $16 Professional Services and Other 8 10 12 12 11 10 11 Amortization of Acquired Intangible Assets 3 4 6 7 6 5 5 Total Cost of Revenue $23 $29 $34 $35 $31 $30 $32 Gross Profit $39 $46 $49 $50 $52 $52 $52 Research and Development $13 $15 $17 $17 $15 $14 $14 Sales and Marketing 11 13 14 15 12 12 13 General and Administrative 9 20 11 12 10 10 10 Acquisition-Related Expenses 2 17 5 3 3 2 6 Amortization of Acquired Intangible Assets 6 8 9 8 8 8 8 Total Operating Expenses $41 $73 $56 $55 $49 $46 $52 Income (Loss) from Operations $(2) $(27) $(7) $(5) $3 $6 $0 Interest and Other Expenses, Net 11 17 20 20 20 16 18 Net Loss Before Income Taxes $(13) $(44) $(27) $(25) $(17) $(10) $(17) Benefit From (Provision For) Income Taxes - 2 1 4 (8) (6) (10) Net Loss $(13) $(42) $(26) $(21) $(25) $(16) $(27) P&L w78 w79w80 w81w82w83w84w85 w86w87 w88w89 w90 w91 w92 w96w97 w98 w99 w100 w101w102w103 w104w105 w106 w107w122w127w128w131 w139w140w141 w146w148 d3 d6 d9 d10

Quarterly Non - GAAP and Pro Forma Reconciliation 56 Note: May not sum due to rounding. 1 Includes gains / loss on investments. 2 Includes transaction - related expenses, professional fees and non - recurring integration costs for historical acquisitions. 3 Includes primarily non - recurring professional fees and legal expenses associated with refinancing activities, accounting policy changes and other non - recurring / non - operating costs. 4 FY20A includes non - recurring items related to the acquisition of Amber Road and acceleration of vesting for terminated executiv es as part of integration. 1 2 3 4 Non - GAAP Reconciliation Pro Forma Reconciliation FYE February, 2020A 2021A $ in millions Q1 Q2 Q3 Q4 Q1 Q2 Q3 Gross Profit $39 $46 $49 $50 $52 $52 $52 Depreciation and Amortization 4 6 7 8 6 7 7 Adj. Gross Profit $43 $52 $56 $58 $58 $59 $59 Net Income / (Loss) $(13) $(42) $(26) $(21) $(25) $(16) $(27) Interest Expense, Net 11 17 20 20 19 17 17 (Benefit from) Provision For Income Taxes - (2) (1) (4) 8 6 10 Depreciation and Amortization 11 15 18 16 17 17 17 EBITDA $9 $(12) $11 $11 $19 $24 $17 Non-Cash Adjustments - - - - - - - Acquisition-Related Expenses 1 16 5 3 3 2 6 Non-Recurring / Non-Operating Costs 1 1 1 3 2 (2) 3 Unit-Based Compensation 2 10 3 4 2 2 2 Adj. EBITDA $14 $16 $19 $20 $27 $26 $28 Adj. EBITDA $14 $16 $19 $20 $27 $26 $28 Run Rate Public Company Costs (1) (1) (1) (1) (1) (1) (1) Acquisition-Related Synergies - - - - 4 2 1 Pro Forma Adj. EBITDA $12 $15 $18 $19 $29 $27 $28 Gross Profit EBITDA